UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2018

MKS INSTRUMENTS, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-23621	04-2277512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Tech Drive, Suite 201, Andover, Massachusetts		01810
Address of principal executive offices		Zip Code

Registrant’s telephone number, including area code: (978) 645-5500

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

As previously disclosed in the Current Report on Form 8-K filed on October 30, 2018 by MKS Instruments, Inc., a Massachusetts corporation (the “Company” or “MKS”), on October 29, 2018, the Company and its newly formed, wholly owned subsidiary, EAS Equipment, Inc., a Delaware corporation (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Electro Scientific Industries, Inc., a Delaware corporation (“ESI”), providing for, subject to the terms and conditions of the Merger Agreement, the acquisition of ESI by the Company at a price of $30.00 per share in cash, without interest and subject to deduction for any required withholding tax (the “Merger Consideration”), through the merger of Merger Sub into ESI (the “Merger”), with ESI surviving the Merger as a wholly owned subsidiary of the Company.

Under the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of ESI common stock (the “Shares”) (other than Shares (i) owned or held in treasury by ESI or owned by the Company or Merger Sub or (ii) owned by any wholly owned subsidiary of ESI, the Company or Merger Sub) will be cancelled and automatically converted into the right to receive the Merger Consideration.

Under the Merger Agreement, at the Effective Time and subject to certain exceptions, MKS will assume all outstanding ESI stock options, stock appreciation rights, and restricted stock units (including those subject to the achievement of performance goals, which performance goals will, in accordance with the terms of such awards, be measured on the closing date of the Merger and which, following the Merger, will remain subject to any applicable time-based vesting requirements and other conditions and limitations) granted under ESI’s 2004 Stock Incentive Plan.

The Merger Agreement contains customary representations and warranties from ESI, Merger Sub and the Company. It also contains customary covenants, including covenants providing for each of the parties to use its reasonable best efforts to cause the Merger to be consummated, and covenants requiring ESI (i) subject to certain exceptions, to carry on its business in the ordinary course of business consistent with past practice during the period between the execution of the Merger Agreement and the Effective Time and (ii) not to initiate, solicit, knowingly facilitate or knowingly encourage any inquiries, proposals or offers relating to alternate transactions or, subject to certain exceptions, to engage in any discussions or negotiations with respect thereto.

Completion of the Merger is subject to customary closing conditions, including (i) approval of the Merger by ESI’s shareholders, (ii) the absence of injunctions or other legal restraints prohibiting the Merger, (iii) expiration or early termination of any regulatory waiting periods and receipt of required regulatory approvals, (iv) the accuracy of the Company’s and ESI’s representations and warranties, (v) compliance by the Company and ESI with their respective covenants and (vi) the absence of a material adverse effect on ESI. The Company’s obligations under the Merger Agreement are not subject to any financing condition.

Under the Merger Agreement, the Company is entitled to receive a termination fee of $35,650,000 if the Merger Agreement is terminated by ESI under certain specified circumstances to accept an alternative acquisition proposal and in certain other circumstances.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, ESI, Merger Sub or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by the Company and Merger Sub, on the one hand, and ESI on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties in negotiating the terms of the Merger Agreement, including information in confidential disclosure letters delivered by each party in connection with the signing of the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the Company and Merger Sub, on the one hand, and ESI, on the other hand, rather than establishing matters as facts. Accordingly, the representations and warranties in the Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts about the Company or ESI at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or ESI’s public disclosures.

Shareholder Agreements

In connection with the Merger Agreement, each of ESI’s directors and executive officers executed a Shareholder Agreement with the Company (collectively, the “Shareholder Agreements”). Each Shareholder Agreement (i) requires the applicable shareholder to vote such shareholder’s Shares in favor of (and to grant a proxy to the Company to vote in favor of) approval of the Merger Agreement and to vote against the approval of any alternative acquisition proposal and (ii) prohibits the applicable shareholder from transferring such shareholder’s Shares, each subject to the exceptions described in the Shareholder Agreement. The Shareholder Agreements will terminate upon the Effective Time or the earlier termination of the Merger Agreement.

The foregoing description of the Shareholder Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Shareholder Agreement, which is included as Exhibit A to Exhibit 2.1 hereto and is incorporated herein by reference.

Commitment Letter

In connection with the Merger Agreement, the Company entered into a debt commitment letter (the “Commitment Letter”), dated as of October 29, 2018, with Barclays Bank PLC (“Barclays”), HSBC Bank USA, National Association (“HSBC Bank”) and HSBC Securities (USA) Inc. (“HSI” and, together with HSBC Bank, “HSBC”; Barclays and HSBC, the “Commitment Parties”), pursuant to which, among other things, the Commitment Parties have committed to provide the Company with a new incremental term loan facility in the aggregate principal amount of up to $650,000,000 to finance, in part, the acquisition of ESI. The incremental term loan facility would be made available under the Company’s existing Term Loan Agreement, dated as of April 29, 2016, as amended, among the Company, the lenders from time to time party thereto, and Barclays Bank PLC, National Association, as administrative agent and collateral agent (as amended to the date hereof, the “Credit Agreement”). In connection with the Commitment Letter, the Commitment Parties have also agreed to effectuate certain amendments to the Credit Agreement which, upon their effectiveness at closing, would make certain of the negative covenants and other provisions less restrictive and, therefore, provide the Company with additional flexibility. In addition, the Commitment Parties have committed under the Commitment Letter to provide the Company with a $100,000,000 asset-based revolving credit facility for working capital purposes, as needed (the “New ABL Facility”), which would replace the Company’s existing asset-based revolving credit facility at closing. The Commitment Parties’ obligations under the Commitment Letter are subject to certain conditions, including consummation of the Merger in accordance with the Merger Agreement; the negotiation and execution of definitive documentation consistent with the Commitment Letter; delivery of certain pro forma and other financial information; subject to certain limitations, the absence of a material adverse effect on ESI; the accuracy of specified representations and warranties of ESI in the Merger Agreement and specified representations and warranties of the Company to be set forth in the definitive loan documents; and other customary closing conditions. Closing of the New ABL Facility, however, is not a condition to the funding of the new incremental term loan facility.

The foregoing description of the Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the Commitment Letter, a copy of which is being filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01 Other Events.

On October 30, 2018, the Company held an investor conference call in connection with the announcement of the execution of the Merger Agreement. A transcript of the conference call is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, by and among the Company, Merger Sub and ESI, dated October 29, 2018

10.1	Commitment Letter by and among the Company, Barclays and HSBC, dated October 29, 2018

99.1	Transcript of investor conference call held by the Company on October 30, 2018

*

Schedules and annexes have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or annex will be furnished supplementally to the Securities and Exchange Commission upon request.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

ESI plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with the transaction. Additionally, MKS and ESI will file other relevant documents with the SEC in connection with the transaction. The Proxy Statement and other documents to be filed with the SEC by MKS and ESI will contain important information about MKS, ESI, the transaction and related matters. Investors and security holders are urged to read the Proxy Statement and other documents to be filed with the SEC by MKS and ESI carefully when they are available.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by MKS and ESI through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from ESI by visiting the Investor Relations section of ESI web site (www.esi.com) or by directing a request to ESI, Attn: Investor Relations, at 13900 N.W. Science Park Drive, Portland, Oregon 97229.

MKS and ESI, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding MKS’ directors and executive officers is contained in MKS’ Form 10-K for the fiscal year ended December 31, 2017 and its proxy statement dated March 28, 2018, which are filed with the SEC. Information regarding ESI’s directors and executive officers is contained in ESI’s Form 10-K for the fiscal year ended March 31, 2018 and its proxy statement dated July 10, 2018, which are filed with the SEC. To the extent holdings of securities by such directors or executive officers have changed since the amounts disclosed in each company’s respective proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other documents to be filed with the SEC by MKS and ESI when they are available.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this document regarding the proposed transaction between MKS and ESI, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about MKS’ or ESI’s managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “will,” “projects,” “intends,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” “forecasts,” “continues” and similar expressions) should also be considered to be forward-looking statements. These statements are only predictions based on current assumptions and expectations. Actual events or results may differ materially from those in the forward-looking statements set forth herein. Among the important factors that could cause actual events to differ materially from those in the forward-looking statements are: the ability of the parties to complete the transaction; the risk that the conditions to the closing of the transaction, including receipt of required regulatory approvals and approval of ESI shareholders, are not satisfied in a timely manner or at all; litigation relating to the transaction; unexpected costs, charges or expenses resulting from the transaction; the risk that disruption from the proposed transaction materially and adversely affects the respective businesses and operations of MKS and ESI; the ability of MKS to realize the anticipated synergies, cost savings and other benefits of the proposed transaction, including the risk that the anticipated benefits from the proposed transaction may not be realized within the expected time period or at all; competition from larger or more established companies in the companies’ respective markets; MKS’ ability to successfully grow ESI’s business; potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the transaction; the ability of MKS to retain and hire key employees; legislative, regulatory and economic developments, including changing conditions affecting the markets in which MKS operates, including the fluctuations in capital spending in the semiconductor industry and other advanced manufacturing markets, the economy in general as well as fluctuations in net sales to MKS’ and ESI’s existing and prospective customers; the challenges, risks and costs involved with integrating the operations of the companies we have acquired, including ESI and MKS’ most recent acquisition of Newport Corporation; potential fluctuations in quarterly results, the terms of MKS’ term loan and the availability and terms of the financing to be incurred in connection with the transaction; dependence on new product development, rapid technological and market change, acquisition strategy, manufacturing and sourcing risks, volatility of stock price, international operations, financial risk management, and the other factors described in MKS’ most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the SEC and in ESI’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018 and its most recent quarterly report filed with the SEC. MKS and ESI are under no obligation to, and expressly disclaim any obligation to, update or alter these forward-looking statements, whether as a result of new information, future events or otherwise after the date of this document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2018

MKS Instruments, Inc.

By:	/s/ Seth H. Bagshaw
Name:	Seth H. Bagshaw
Title:	Vice President, Chief Financial Officer and Treasurer